UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 16, 2007

Auriga Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26013 (Commission File Number)	84-1334687 (I.R.S. Employer Identification No.)

10635 Santa Monica Boulevard,
Suite 120
Los Angeles, California 90025
(Address of principal executive offices) (zip code)

(310) 461-3600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

On October 16, 2007, we issued a press release announcing a conference call to discuss our third fiscal quarter financial information, for the period ended September 30, 2007, a copy of which is furnished with this Current Report as Exhibit 99.1.

Section 8 - Other Events

Item 8.01 Other Events

On October 22, 2007, we issued a press release announcing an increase in our sales force, a copy of which is furnished with this Current Report as Exhibit 99.2.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated October 16, 2007 issued by Auriga Laboratories, Inc., announcing a conference call to discuss third fiscal quarter financial information.

99.2	Press release dated October 22, 2007 issued by Auriga Laboratories, Inc., announcing an increase in the sales force.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2007	Auriga Laboratories, Inc. a Delaware corporation

/s/ Philip S. Pesin
By: Philip S. Pesin
Its: Chief Executive Officer